SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                          PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934



                                                 January 15, 1998


                                         (Date of earliest event reported)



                                          Progress Financial Corporation


                         (Exact name of registrant as specified in its charter)



Delaware                      0-14815                                25-2413363


(State of other jurisdiction   (Commission File Number)         (IRS Employer
  of incorporation)                                             Identified No.)

4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania          19422-0764

(Address of principal executive offices)                       (Zip Code)



                                                  (610)-825-8800


                           (Registrants telephone number, including area code)



                                                  Not Applicable


Former name, former address and former fiscal year, if changed since last report)





                                         Exhibit Index appears on page 4.


Item 5.                    Other Events

On January 15, 1998, Progress Financial Corporation announced that it had completed its acquisition of PAM Holding Corp. based in Bethlehem, Pennsylvania. PAM Holding Corp., through its subsidiary PAM Financial Corp. specializes in leasing data processing, dry cleaning, and restaurant equipment in the eastern United States. The company has a portfolio in excess of $15 million in small business leases. After this acquisition, Progress Banks equipment leasing division will exceed $50 million in leases outstanding.

Under the terms of the stock purchase agreement, PAM Holding Corp. becomes a wholly owned subsidiary of Progress Bank, a Federally Chartered Stock Saving Bank and a wholly owned subsidiary of PFC.

The press release is attached as an exhibit to this report and is incorporated herein by reference.





                                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PROGRESS FINANCIAL CORPORATION





Dated:            January 26, 1998       By:      /s/ Frederick E. Schea     _
                                                      Frederick E. Schea
                                                      Senior Vice President and
                                                      Chief Financial Officer





                                                   EXHIBIT INDEX



        Exhibit Number                                           Description

                  99(a)                                 Press Release issued on
                                                            January 15, 1998





                                                   Exhibit 99(a)

                                               Press Release issued
                                                On January 15, 1998






NEWS RELEASE


Contact:          W. Kirk Wycoff  (610) 825-8800
                  Progress Financial Corporation
                  4 Sentry Parkway  Suite 200
                  Blue Bell, PA   19422

                  Frederick E. Schea  (610) 941-4804
                  Progress Financial Corporation
                  4 Sentry Parkway Suite 200
                  Blue Bell, PA   19422

For immediate release:

Progress Acquires PAM Holding Corp.


Blue Bell, PA, January 15, 1998 Progress Financial Corporation announced today that it has completed its acquisition of PAM Holding Corp. based in Bethlehem, Pennsylvania. PAM Holding Corp. through its subsidiary PAM Financial Corp. specializes in leasing data processing, dry cleaning, and restaurant equipment in the eastern United States. The company has a portfolio in excess of $15 million in small business leases. After this acquisition, Progress Banks equipment leasing division will exceed $50 million in leases outstanding.

PAM Holding Corp. has specialized in serving the small business market through direct sales contact and telemarketing for over 10 years and had previously been a subsidiary of a major New Jersey banking company. Patrick A. McGee, President of PAM Holding Corp. will remain in his current position. "This is an opportunity to strengthen our equipment leasing business by acquiring a proven and profitable financial services company", said W. Kirk Wycoff, President and Chief Executive Officer of Progress Financial Corporation. "We are committed to the strategy of investing in non-banking financial companies that serve the business community", Wycoff said, and "The deal will be accretive to Progress shareholders in the first year following the acquisition." Under the terms of the purchase agreement, PAM Holding Corp. will become a wholly owned subsidiary of Progress Bank, Blue Bell, Pennsylvania. This acquisition will enhance Progress Financial Corporation's equipment leasing business started in 1995 with the acquisition of Quaker State Financial Corporation in Blue Bell, Pennsylvania and in 1996 with the acquisition of The Equipment Leasing Company, in Timonium, Maryland. Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves business and consumers through 10 full service offices. The Company also offers a diversified array of other financial services, including equipment leasing through the Bank's other subsidiaries, Quaker State Leasing Company, Blue Bell, Pennsylvania; and The Equipment Leasing Company, Timonium, Maryland. In addition, the Company conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc.; with locations in Blue Bell, Pennsylvania, Richmond, Virginia and Woodbridge, New Jersey; and business to business telemarketing through Procall Teleservices, Inc. The Company's common stock is traded on the NASDAQ Stock Market under the symbol "PFNC."